Exhibit 32

Section 1350 Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
with Respect to the North Valley Bancorp Annual Report on Form 10-K
for the year ended December 31, 2010

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the “Company”), does hereby certify that:

The Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2011	/s/ MICHAEL J. CUSHMAN
Michael J. Cushman
President and Chief Executive Officer
(Principal Executive Officer)

Dated: March 14, 2011	/s/ KEVIN R. WATSON
Kevin R. Watson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer & Principal Accounting Officer)